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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2010
Western Liberty Bancorp.

(Exact name of registrant as specified in its charter)

Delaware	001-33803	26-0469120

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1370 Avenue of the Americas, 28th Floor, New York, New York	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 445-7800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On March 23, 2010, Western Liberty Bancorp (the “Company”) supplemented its proxy statement/prospectus dated February 25, 2010 announcing that the Special Meeting of Stockholders originally scheduled to be held on March 25, 2010 has been postponed. The Company expects to announce a new date for the Special Meeting as soon as practicable. The record date of March 1, 2010 for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting has not changed at this time. The proposals to be considered at the Special Meeting contained in the proxy statement/prospectus are unchanged by the supplement.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits:

99.1	Supplement No. 1, dated March 23, 2010, to Proxy Statement/Prospectus, dated February 25, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN LIBERTY BANCORP
Date: March 23, 2010	By:	/s/ Jason N. Ader
		Name:	Jason N. Ader
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit

99.1	Supplement No. 1, dated March 23, 2010, to Proxy Statement/Prospectus, dated February 25, 2010.

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